UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 1, 2009

(Date of earliest event reported): August 31, 2009

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

By letter dated August 31, 2009, Terence P. Delaney announced his resignation as a director of Sunoco Partners LLC (“Company”), general partner of Sunoco Logistics Partners L.P. (“Partnership”), effective as of such date. Mr. Delaney’s resignation was not the result of any disagreement relating to the operations, policies or practices, of either the Company or the Partnership.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

17.1.	Resignation letter, dated August 31, 2009, from Terence P. Delaney.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ BRUCE D. DAVIS, JR.
Bruce D. Davis, Jr. Vice President, General Counsel and Secretary

September 1, 2009

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit
17.1	Resignation letter, dated August 31, 2009, from Terence P. Delaney.